UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2015

RESTAURANT BRANDS INTERNATIONAL INC.

RESTAURANT BRANDS INTERNATIONAL

LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Canada Ontario	001-36786 001-36787	98-1202754 Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Restaurant Brands International Inc.

Restaurant Brands International Limited Partnership

874 Sinclair Road

Oakville, Ontario L6K 2Y1

(Address of principal executive offices, including Zip Code)

(905) 845-6511

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Item 2.02	Results of Operations and Financial Condition.

On February 17, 2015, Restaurant Brands International Inc. (the “Company”) issued a press release and supplemental financial and operational information regarding results for the full year and fourth quarter ended December 31, 2014. The press release and supplemental financial and operational information are furnished hereto as Exhibit 99.

Item 9.01	Financial Statements and Exhibits

Exhibit 99	Press release and supplemental financial and operational information regarding results for the full year and fourth quarter ended December 31, 2014 issued by the Company on February 17, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESTAURANT BRANDS INTERNATIONAL INC. RESTAURANT BRANDS INTERNATIONAL LIMITED PARTNERSHIP, by its general partner RESTAURANT BRANDS INTERNATIONAL INC.

Date: February 17, 2015	/s/ Joshua Kobza
Name: Joshua Kobza
Title: Chief Financial Officer

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